SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 29, 2003
(Date of Earliest Event Reported)

Lexor Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Florida	1-03477	52-2211884
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1621 Cole Street, Baltimore, MD		21223
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (714) 849-1522

Western Silver-Lead Corporation, P.O. Box 469, Wallace, ID 83873
(Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

(a) Pursuant to an Agreement and Plan of Merger dated September 29, 2003 (the "Agreement")  between Western Silver-Lead Corporation, a Florida corporation, ("WSVL" or the "Registrant") and Lexor Inc., a Maryland corporation ("Lexor"), Lexor shall merge with and into WSVL. Upon the merger, Lexor will become the successor reporting company. The Agreement was adopted by majority consent of WSVL's and Lexor's shareholders and the unanimous consent of the Board of Directors of WSVL and Lexor.

Pursuant to the Agreement, WSVL shall issue 10,867,000 shares of its common stock, par value $.001 per share, to the Lexor shareholder in exchange for all of Lexor's issued and outstanding shares.

Following the Agreement, WSVL shall have a total of 15,000,000 shares issued and outstanding.
The Registrant is current in its filing and reporting obligations under the Exchange Act.

(b) The following table contains information regarding the shareholder ownership of the Registrant's directors and executive officers and those persons or entities who beneficially own more than 5% of the Registrant's common stock:

Name	Number of Shares Beneficially owned(1)	Beneficially Owned
Christopher Long, Chief Executive Officer, President and Chairman 1621 Cole Street, Baltimore, MD 21223	8,867,000	59.11%
Providential Capital 8700 Warner Avenue, Suite 200 Fountain Valley, CA 92708	1,500,000	10.00%
Henry D. Fahman, Director 8700 Warner Avenue, Suite 200 Fountain Valley, CA 92708	0	0.00%
Nicholas La, Secretary 1621 Cole Street, Baltimore, MD 21223	0	0.00%
Ha T. Nguyen, Treasurer 1621 Cole Street, Baltimore, MD 21223	2,000,000	13.33%
All directors and executive officers (3 persons)	10,867,000	72.45%
(1) Based upon 15,000,000 issued and outstanding shares of the Registrant as of September 30, 2003, including 10,867,000 shares issued to Christopher Long in connection with the Agreement.

ITEM 2. ACQUISITION OF ASSETS

The Registrant will file an amendment to this Form 8-K within 60 days disclosing information required under the Exchange Act about Lexor.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Registrant also reports a change in certifying accountants, which change took place in connection with the merger with Lexor.  The effective date of the resignation of  the Company's former accountants was October 1, 2003.

(a)(1) Previous Independent Accountant

(i) On October 3, 2003 the board of directors of the Registrant received and accepted the resignation of DeCoria, Maichel & Teague, P.S. as its independent accountants. DeCoria, Maichel & Teague, P.S. audited the Registrant's financial statements for its fiscal years ended September 30, 2000, 2001 and 2002.
(ii) The audit report of DeCoria, Maichel & Teague, P.S. dated December 4, 2001 (except for notes 6 and 8 which were dated January 4, 2002) on the financial statements of the Registrant included in the Registrant's Forms-10-KSB for the years ended September 30, 2000 and 2001, filed on November 1, 2002 and December 20, 2002, respectively, and the audit report dated December 5, 2002 included in the Registrant's Form-10-KSB filed on December 20, 2002 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for the Company’s ability to continue as a going concern.
(iii) The decision to change accountants from DeCoria, Maichel & Teague, P.S. was based upon their resignation. New management has determined to engage the accounting firm of Kabani & Company, Inc., Fountain Valley, CA as the Registrant's new independent accountants to conduct the audit for its fiscal year ended September 30, 2003.
(iv) During the audit of the Company's financial statements for the fiscal years ended September 30, 2002 and 2001 and any subsequent interim period through the date of the resignation of DeCoria, Maichel & Teague, P.S., the Registrant’s accountants did not have any disagreements with the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure and there were no "reportable events" with DeCoria, Maichel & Teague, P.S., as described in Items 304 (a) (1) (iv) and (v) of Regulation S-K, respectively. (v) The Registrant has requested that DeCoria, Maichel & Teague, P.S. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, the respect in which it does not agree. A copy of such letter, dated October 6, 2003 is filed as Exhibit 16.1 to this Form 8-K.
(v) The Registrant has requested that DeCoria, Maichel & Teague, P.S. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, the respect in which it does not agree. A copy of such letter, dated October 6, 2003 is filed as Exhibit 16.1 to this Form 8-K.

(a)(2) Engagement of New Independent Accountant.

The Registrant's board of directors has approved the engagement of Kabani & Company, Inc. as its independent accountant to audit the Registrant's financial statements for its fiscal year ended September 30, 2003.

(a)(3) The Company has provided the former accountant with a copy of the disclosures it is making in response to this Item 4 prior to the filing of this Form 8-K and requested that the former accountant furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company and, if not, the respect in which it does not agree.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

The Registrant, at a board meeting duly called and held on September 29, 2003, authorized an amendment to the Registrant's Article I. Name; Article II. Address; and Article V. Capital Stock, of the Registrant's Articles of Incorporation. The Articles of Amendment are attached as Exhibit 3(i)2 hereto. The amendment to the Registrant's Articles of Incorporation was approved by the Registrant's board of directors with the consent of the holders of a majority of the Registrant's issued and outstanding capital stock pursuant to section 607.0025 of Title XXXVI of the Florida Statutes.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

At a meeting of the Registrant's board of directors held on October 1, 2003, the board accepted the resignations of Thomas J. Craft, Jr., Richard Rubin and Ivo Heiden as officers and directors. The letters of resignation are attached as Exhibits 17(i), 17(ii) and 17(iii) to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) The Registrant will file audited financial statements prepared according to Regulation S-X within 60 days of the effective date of the Agreement.

(c) Exhibits

Exhibit No.	Description
3(i)1	Articles of Incorporation, as amended, filed with the Company's Form 10 K for the year ended September 30, 1983.
3(i)2	Articles of Amendment to the Articles of Incorporation filed herewith
3(ii)1	By-laws, as amended, filed as Exhibit 3(b) to the Company's Form 10 K for the year ended September 30, 1983.
10(i)1	Agreement and Plan of Merger between the Registrant and Lexor Inc. dated September 29, 2003 filed herewith.
16.1	Letter of DeCoria, Maichel & Teague, P.S. dated October 6, 2003 filed herewith.
17(i)	Letter of Resignation of Thomas J. Craft, Jr., filed herewith.
17(ii)	Letter of Resignation of Richard Rubin, filed herewith.
17(iii)	Letter of Resignation of Ivo Heiden, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexor Holdings, Inc.
By: /s/ Christopher Long
President
Date: October 6, 2003